                                                                  Exhibit 10.37

                             UNCONDITIONAL GUARANTY

      FOR VALUE RECEIVED, and to induce CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP ("CRESCENT"), having an office at 777 Main Street, Suite 2100, Fort Worth, Texas 76102, and VORNADO OPERATING L.P. ("VORNADO"), having an office at 210 Route 4 East, Paramus, New Jersey 07652 (collectively, "LENDER"), to lend to AMERICOLD LOGISTICS, LLC, having an office at Glen Lake Parkway, Suite 800, Atlanta, Georgia 30328 ("BORROWER"), the aggregate sum of ELEVEN MILLION SIX HUNDRED THOUSAND DOLLARS ($11,600,000) (the "LOAN"), evidenced by (a) that certain Promissory Note dated effective as of June 6, 2001, made payable to Crescent (as it may be amended, the "CRESCENT NOTE") in the face amount of $6,500,000, and (b) that certain Promissory Note dated effective as of June 6, 2001, made payable to Vornado in the face amount of $5,100,000 (as it may be amended, the "VORNADO NOTE") (the Crescent Note and the Vornado Note are hereinafter collectively referred to as the "NOTE"), and secured by, inter alia, this Unconditional Guaranty ("GUARANTY"), which shall be secured by, inter alia, the collateral (the "COLLATERAL") described in that certain Security Agreement (as amended, the "SECURITY AGREEMENT"), dated as of the date hereof, made by Borrower and each of the subsidiaries of Borrower listed on Schedule I hereto (collectively, "GUARANTORS") in favor of Lender, the undersigned Guarantors, hereby, jointly and severally, unconditionally and absolutely, undertake, guarantee, and agree as follows:

1. Guarantors hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantee to Lender the prompt, absolute, and unconditional (i) payment of the principal sum evidenced by the Note together with all interest thereon (including payment of interest accruing on the Note after any petition under the applicable federal bankruptcy laws), as the same shall become due and payable under the Note (after the expiration of any applicable grace or cure period provided for the payment of the same), including any and all fees, expenses and any and all other sums of money that, at any time, may become due and payable, pursuant to the provisions of the Note, the Security Agreement, or any other document (collectively, the "LOAN DOCUMENTS") now or hereafter evidencing, securing or otherwise relating to the Note, and (ii) due and punctual performance and observance by Borrower of all other terms, covenants, and conditions of the Note and other Loan Documents, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants, or conditions thereof, now or hereafter made or granted. All sums due and payable hereunder by Guarantors to Lender shall be payable on demand of Lender. This is a guaranty of payment and not of collection.

2. Any indebtedness or obligations of Borrower to Guarantors (or any of them) now or hereafter existing (including any rights of subrogation Guarantors (or any of them) may have as a result of any payment by Guarantors (or any of them) under this Guaranty), together with any interest thereon, shall be, and such indebtedness hereby is subordinated to the prior payment in full of the indebtedness of Borrower to Lender under the Note and all other Loan Documents. Guarantors agree that until satisfaction in full of Borrower's obligations in connection with the Loan, none of the Guarantors will accept any payment or satisfaction of any kind of any indebtedness of Borrower to any of the Guarantors, and all of the Guarantors hereby assign to Lender all right, title, and interest in such indebtedness, including the right to file proofs of claim and to vote thereon in connection with any bankruptcy, insolvency, or reorganization proceeding, and including the right to vote on any plan of arrangement or reorganization. Further, Guarantors agree that until satisfaction in full of Borrower's obligations in connection with the Loan, (i) none of the Guarantors shall accept payment from any other guarantor of the Note by way of contribution on account of any payment made hereunder by Guarantors to Lender, (ii) Guarantors shall not take any action to exercise or enforce any rights to such contribution, and (iii) if any of the Guarantors should receive any payment, satisfaction, or security for any indebtedness of Borrower to Guarantors or for any contribution by any other guarantor of the Note for payment made hereunder by any of the Guarantors to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of or as security for the indebtedness of Borrower to Lender and, until so delivered, shall be held in trust for Lender as security for the indebtedness of Borrower to Lender. Notwithstanding any provision of this Paragraph or this Guaranty to the contrary, if Guarantors (or any of them) are or become an "insider" (as defined from time to time in Section 101 of the Federal Bankruptcy
      Code) with respect to Borrower, then Guarantors waive irrevocably and absolutely any and all rights of subrogation, contribution, indemnification, reimbursement or any similar rights against Borrower, and/or any other guarantor of Borrower's obligations under the Note, with respect to this Guaranty, whether such rights arise under an expressed or implied contract or by operation of law. It is the intention of the parties hereto that none of the Guarantors shall be deemed to be a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code.

3. Any lien or change on the Collateral or revenue or income to be realized therefrom, and all rights in and to the Collateral that Guarantors may have or obtain, shall be subordinated to the indebtedness of the Borrower to Lender under the Note.

4. It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantors hereunder are and shall be absolute under any and all circumstances, without regard to validity, regularity, or enforceability of the Note or any of the other Loan Documents. Guarantors hereby acknowledge having received and reviewed a true copy of each of the Loan Documents.

5. To the full extent that Guarantors may lawfully do so, Guarantors hereby jointly and severally waive and agree not to assert or take advantage of
      (a) the defense of the statute of limitations to collect and/or enforce performance of any of the obligations, liabilities or indebtedness that are hereby guaranteed under this Guaranty; (b) any defense that may arise by reason of (i) the lack of power or authority of Borrower or any other person or entity liable for the payment and/or performance of all or any portion of the obligations, liabilities or indebtedness that are hereby guaranteed under this Guaranty, including but not limited to any of the Guarantors, or (ii) the failure of Lender to file or enforce a claim against the estate (whether in bankruptcy or any other proceeding) of Borrower or any other person or entity liable for the payment and/or performance of all or any portion of the obligations, liabilities or indebtedness that are hereby guaranteed under this Guaranty, including but not limited to any of the Guarantors; (c) the benefit of all homestead and all other exemptions to which any of the Guarantors may be entitled, and further waive presentment, demand for payment, protest, notice of protest, notice of discharge, notice of acceptance of this Guaranty, notice of non-performance and non-observance, and all other indulgences, proofs and notices of any kind whatsoever; (d) any defense based upon an election of remedies by Lender (including, if available, an election to proceed by non-judicial foreclosure); (e) any act or omission by Lender that destroys or otherwise impairs the subrogation rights of any of the Guarantors or the right of any of the Guarantors to proceed against Borrower for reimbursement, or both; or (f) the benefits of the provisions of any statute or any defense arising by reason of the cessation from any cause whatsoever of the liability of Borrower. It is the intent hereof that the Guarantors shall remain jointly and severally liable as principal until the payment and/or performance of all obligations, liabilities and indebtedness that are guaranteed under this Guaranty, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of any of the Guarantors.

6. Guarantors further agree that the validity of this Guaranty and the obligations of Guarantors hereunder shall in no way be terminated, affected, or impaired by reason of the assertion by the Lender of any rights or remedies that it may have under or with respect to the Note, the Security Agreement, or under any other Loan Document against any person obligated thereunder or by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or by reason of the adjudicating in bankruptcy of any person obligated under the Note or any of the other Loan Documents, or the filing of a petition for any relief under the Federal Bankruptcy Code by any such person, or the dissolution of any or all of the Guarantors.

7. Guarantors further covenant that this Guaranty shall remain and continue in full force and effect as to any assignment, sale, modification, extension, or renewal of the Note, the Security Agreement, or any other Loan Documents, or the release or exchange of the Collateral or other collateral for the Loan, or compromise of the obligations of the debt evidenced by the Note, or any such Loan Document or instrument, or the granting of any other indulgences or forbearance under any or all of such documents, all of which may be made, done, or suffered without notice to, or further consent of, any or all of the Guarantors.

8. Guarantors agree that Lender may (without notice to any of the Guarantors) sell, assign, or transfer all or any portion of the indebtedness, obligations, and liabilities of Borrower, and, in that event, each and every successive assignee, transferee, or holder of all or any part of said indebtedness, obligations, or liabilities shall have the right to enforce this Guaranty by suit or other remedy as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers, and benefits; provided, however, that Lender shall have an unimpaired right to enforce this Guaranty for any of the liabilities of the Guarantors that Lender has not sold, assigned, or transferred.

9. Guarantors agree that this Guaranty may be enforced by Lender against any of the Guarantors without first resorting to or exhausting any other security or collateral and without first having recourse to the Note or any of the Collateral through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent Lender from suing on the Note, foreclosing on the Collateral pursuant to the Security Agreement, or from exercising any other rights under the Loan Documents, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of any amount due to Lender, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. Guarantors expressly waive any right to require that any action be brought against Borrower or any other guarantor. At any sale of the Collateral or other collateral given for the indebtedness or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of the Collateral or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note, Security Agreement, and other Loan Documents.

10. Guarantors agree that in the event this Guaranty is placed in the hands of an attorney for enforcement, Guarantors shall reimburse Lender for all expenses incurred, including reasonable attorneys' fees.

11. This Guaranty shall be binding upon and enforceable against Guarantors, their heirs, legal representatives, administrators, executors, successors, and assigns, and shall inure to the benefit of, and may be enforced by, Lender and its successors and assigns. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

12. In addition to all other rights of Lender to accelerate the indebtedness guaranteed hereby, if (i) an event shall occur which, pursuant to the terms of the Note or any other Loan Document would entitle Lender to accelerate the indebtedness guaranteed hereby, but (ii) there shall be filed with respect to Borrower a petition in bankruptcy or for similar relief under the Federal Bankruptcy Code or any similar law, and by reason of such filing or as a result of any order of court, Lender shall be prevented from accelerating such indebtedness or after such acceleration if Borrower's right to make periodic payments of the indebtedness shall be reinstated, then Lender shall have the right to demand from Guarantors payment in full of, and Guarantors shall pay in full, all indebtedness guaranteed hereby, including all principal, interest, costs, fees and charges, whether or not then due and payable by Borrower.

13. If at any time any payment, or portion thereof, made by or for the account of Guarantors on account of any of the obligations and liabilities hereunder is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or otherwise restored or returned by Lender to Guarantors under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its properties or assets, Guarantors agree that this Guaranty shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment or payments had not been made.

14. This Guaranty shall be governed, construed, and interpreted as to validity and enforcement and in all other respects in accordance with the laws of the State of Texas and cannot be modified, amended, or terminated orally.

15. GUARANTORS KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY OR AGAINST LENDER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY, THE NOTE, THE LOAN EVIDENCED THEREBY, ANY OF THE LOAN DOCUMENTS, OR ANY ALLEGED TORTIOUS CONDUCT BY GUARANTORS, BORROWER OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN GUARANTORS, BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AGREEING TO MAKE THE LOAN.

16. GUARANTORS IRREVOCABLY AUTHORIZE _____________________________, ESQ. OR __________________________________________, ESQ. TO APPEAR FOR ANY OR ALL
      OF THE GUARANTORS IN ANY COURT OF RECORD BEFORE WHICH SUCH ATTORNEY IS ADMITTED, TO WAIVE THE ISSUE OF SUMMONS OR OTHER PROCESS AND TO CONFESS JUDGMENT AGAINST ANY OR ALL OF THE GUARANTORS IN FAVOR OF LENDER FOR ALL AMOUNTS AND OBLIGATIONS DUE UNDER THIS GUARANTY INCLUDING, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, ALL INTEREST AND COSTS (INCLUDING REASONABLE ATTORNEYS' FEES) AND TO RELEASE ALL ERRORS AND WAIVE ALL RIGHTS OF APPEAL AND THE BENEFIT OF ANY HOMESTEAD OR OTHER EXEMPTION LAWS. GUARANTORS APPOINT SUCH ATTORNEY AS GUARANTORS' ATTORNEY-IN-FACT (WHICH APPOINTMENT IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE) TO EXECUTE AND DELIVER ON ANY OR ALL OF THE GUARANTORS' BEHALF SUCH FURTHER INSTRUMENTS AS MAY BE REQUIRED UNDER LAW OR RULES OF COURT TO EFFECT ENTRY OF SUCH CONFESSION OF JUDGMENT. GUARANTORS IRREVOCABLY WAIVE ANY CONFLICT OF INTEREST ARISING OUT OF THE FOREGOING AUTHORIZATION AND APPOINTMENT. ADDITIONALLY, AS APPROPRIATE UNDER APPLICABLE LAW, GUARANTORS IRREVOCABLY AUTHORIZE ANY CLERK OF THE COURT OR OTHER APPROPRIATE OFFICIAL TO ENTER AT LENDER'S DIRECTION, JUDGMENT BY CONFESSION AGAINST ANY OR ALL OF THE GUARANTORS IN FAVOR OF LENDER FOR ALL AMOUNTS AND OBLIGATIONS DUE UNDER THIS GUARANTY INCLUDING, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, ALL INTEREST AND COSTS (INCLUDING REASONABLE ATTORNEYS' FEES). THE FOREGOING POWERS AND AUTHORITY MUST BE EXERCISED WITHOUT EXHAUSTION THEREOF

      FROM TIME TO TIME, AS OFTEN AS LENDER SHALL ELECT, UNTIL GUARANTORS SATISFY ALL OF THEIR OBLIGATIONS UNDER THIS GUARANTY.

17. All notices, demands or requests required or permitted under the terms of this Guaranty to be given by or to any party hereunder (a) shall be in writing, and (b) unless and until otherwise specified in a written notice by the respective parties or any of them, shall be sent to the parties at their following respective addresses:

      Crescent Real Estate Equities Limited Partnership   Each of the Guarantors
      777 Main Street, Suite 2100                         c/o Glen Lake Parkway
      Fort Worth, Texas, 76102                            Suite 800
      Attention: General Counsel                          Atlanta, Georgia 30328

      Vornado Operating L.P.
      210 Route 4 East
      Paramus, New Jersey, 07652
      Attention: Chief Financial Officer

      Each such notice, demand or request shall be deemed to have been properly served for all purposes (i) if hand delivered (effective upon delivery) or if sent by certified mail, return receipt requested, postage prepaid (effective three (3) days after deposit), or (ii) by facsimile transmission (effective upon electronic confirmation to the sending party of receipt of transmission), or (iii) if sent by reputable overnight courier (effective on the next business day following delivery to such courier), to the addressee at its address and/or facsimile number as set forth hereinabove.

18. This Guaranty shall remain in full force and effect as a continuing guaranty and Lender may bring separate actions hereunder against the Guarantors (or any of them), from time to time, until one year and one day after the date upon which the entire principal amount of the Loan, all accrued but unpaid interest thereon and all other amounts due to Lender under this Guaranty or the Loan Documents have been paid in full.

19. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original Guaranty, and all of which shall constitute one Guaranty.

20. No modifications to or amendments of this Guaranty shall be effective unless and until such modification or amendment is made in writing and executed by Lender and Guarantor(s) (individually or collectively, as applicable).

21. Guarantors represent that they have reviewed this Guaranty with the advice of legal counsel of their own choice, including, without limitation, terms herein providing for waiver of jury trial and for confession of judgment.

22. If a court of competent jurisdiction shall find any provision hereof to be illegal or unenforceable, such provision shall be void and all other provisions hereof shall be enforced to the fullest extent allowed by law. This Guaranty may not be amended or modified without the written consent of Lender and each of the undersigned.

23. The parties hereto hereby acknowledge that, concurrently herewith, Crescent, Vornado, Borrower and each of the Guarantors are executing an Intercreditor Agreement with respect to the transactions described in the Loan Documents.

                         [signatures on following page]

      IN WITNESS WHEREOF, each of the Guarantors have duly executed this Guaranty this 7th day of June 2001, effective as of June 6, 2001.

                     [signatures appear on following pages]

                                       VC CARTHAGE, L.L.C.

                                       By: AmeriCold Logistics, LLC, its sole
                                           member


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                       KC UNDERGROUND, L.L.C.

                                       By: AmeriCold Logistics, LLC, its sole
                                           member



                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                       INLAND QUARRIES, L.L.C.

                                       By: AmeriCold Logistics, LLC, its sole
                                           member



                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                       VC OMAHA TEXAS, L.L.C.

                                       By: AmeriCold Logistics, LLC, its sole
                                           member


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                         VC TEXAS, L.P.

                                         By: VC Omaha Texas, L.L.C., its General
                                             Partner

                                         By: AmeriCold Logistics, LLC, its sole
                                             member


                                          By:    /s/ Frederick B. Beilstein III
                                                 ------------------------------
                                          Name:  Frederick B. Beilstein III
                                                 ------------------------------
                                          Title: Executive Vice President
                                                 ------------------------------

                                         VC SUPERIOR, L.L.C.

                                         By: AmeriCold Logistics, LLC, its sole
                                             member


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                         CARMAR INDUSTRIES, L.L.C.

                                         By: AmeriCold Logistics, LLC, its sole
                                             manager


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                         VC LOGISTICS, L.L.C.

                                         By: AmeriCold Logistics, LLC, its sole
                                         member


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                         AMLOG CANADA, INC.


                                           By:    /s/ Frederick B. Beilstein III
                                                  ------------------------------
                                           Name:  Frederick B. Beilstein III
                                                  ------------------------------
                                           Title: Executive Vice President
                                                  ------------------------------

                                 ACKNOWLEDGMENT

STATE OF GEORGIA           )
                           )        ss
COUNTY OF FULTON           )

      On this 7th day of June, 2001, before me appeared
Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold
Logistics, LLC, the sole member of VC Carthage, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

      1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF    Georgia         )
                            )      ss
COUNTY OF   Fulton          )

      On this 7th day of June, 2001, before me appeared
Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of KC Underground, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:
    1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF    Georgia         )
                            )      ss
COUNTY OF   Fulton          )

      On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of Inland Quarries, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:
    1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF    Georgia         )
                            )      ss
COUNTY OF   Fulton          )

      On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of VC Omaha Texas, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

     1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF    Georgia         )
                            )        ss
COUNTY OF   Fulton          )

      On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of VC Omaha Texas, L.L.C., the General Partner of VC Texas, L.P., a Delaware limited partnership, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited partnership.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

     1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF    Georgia         )
                            )        ss
COUNTY OF   Fulton          )

      On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of VC Superior, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

      1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF Georgia            )
                            )      ss
COUNTY OF Fulton            )

      On this 7th day of June, 2001, before me appeared
Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold
Logistics, LLC, the sole member of Carmar Industries, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/  illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF Georgia            )
                            )        ss
COUNTY OF Fulton            )

            On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of Americold Logistics, LLC, the sole member of VC Logistics, L.L.C., a Delaware limited liability company, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said limited liability company.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

1-10-03
----------------------

                                 ACKNOWLEDGMENT

STATE OF Georgia            )
                            )      ss
COUNTY OF Fulton            )

                On this 7th day of June, 2001, before me appeared Frederick B. Beilstein III, to me personally known, who being by me duly sworn, did say that he/she is the EVP of AMLOG Canada, a Canada corporation, and said Frederick B. Beilstein III acknowledged execution of the foregoing instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                               /s/ illegible
                                               ---------------------------------
                                               Notary Public

My Commission Expires:

1-10-03
----------------------

                                   SCHEDULE I

                                   Guarantors

                               VC Carthage, L.L.C.

                             KC Underground, L.L.C.

                             Inland Quarries, L.L.C.

                             VC Omaha Texas, L.L.C.

                                 VC Texas, L.P.

                               VC Superior, L.L.C.

                            Carmar Industries, L.L.C.

                              VC Logistics, L.L.C.

                               AMLOG Canada, Inc.